Exhibit 10.2

AMENDMENT NO .1 TO
SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is entered into effective July 22, 2022 by and between Addex Therapeutics Ltd. a société anonyme organized under the laws of Switzerland (the “Company”) and Armistice Capital Master Fund Ltd. (“Purchaser”). Capitalized terms used but not defined herein have the meanings given them in the Agreement (as defined below).

RECITALS

WHEREAS, Company and Purchaser are party to that certain Securities Purchase Agreement dated July 22, 2022 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to modify the Purchaser’s subscription terms of the Agreement as set forth herein.

AGREEMENT

The parties hereby agree as follows:

1.             The subscription terms in the signature page to the Agreement are hereby amended and restated to read as set forth below:

“Subscription Amount: $4,232,500

Shares: 750,000

Pre-Funded Warrant Shares: 1,750,000	Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

Ordinary Warrant Shares: 2,500,000	Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%”

2.             This Amendment may be executed in two or more counterparts each of which shall be deemed an original.

3.             Except as expressly modified by Section 1 above, all other terms and conditions of the Agreement shall remain the same and in full force and effect.

4.             All questions concerning the construction, validity, enforcement and interpretation of the Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would cause the application of the laws of any jurisdiction other than the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth in the first paragraph above.

COMPANY		PURCHASER

ADDEX THERAPEUTICS LTD.		ARMICTICE CAPITAL MASTER FUND LIMITED

Signature:	/s/ Tim Dyer	Signature:	/s/ Steven Boyd
Name: Tim Dyer		Name: Steven Boyd
Title: Chief Executive Officer		Title: CIO of Armistice Capital, LLC